CHURCH CAPITAL VALUE TRUST

      Supplement to the Prospectus and Statement of Additional Information
                              dated April 1, 2008


                       Supplement effective July 23, 2008
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CHANGES TO PORTFOLIO MANAGEMENT TEAM
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      Effective  immediately,  Mr.  Jacob L.  Saumure  is no longer a  portfolio manager for the Church Capital Value Trust. Accordingly, all references to Mr. Saumure in the Fund's Prospectus and Statement of Additional Information are hereby deleted in their entirety.

      Gregory A. Church and Michael Church continue to manage the Fund. Additional information about these portfolio managers is provided in the Prospectus and Statement of Additional Information.


INTERIM ADVISORY AGREEMENT
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      On April 4, 2008,  Sterling Financial  Corporation,  the parent company of
Church Capital Management, LLC ("CCM"), the investment adviser to the Fund, merged with and into The PNC Financial Services Group, Inc. ("PNC"). As a result of this merger, CCM is a wholly-owned subsidiary of PNC. The merger resulted in a change of control at CCM and, pursuant to relevant provisions of the Investment Company Act of 1940, effectively terminated the investment advisory agreement between the Fund and CCM. However, CCM is currently managing the Fund under an Interim Investment Advisory Agreement that was approved by the Board of Trustees of Church Capital Investment Trust in anticipation of the merger with PNC. The terms of the Interim Investment Advisory Agreement, including the amount of compensation payable to CCM, are substantially identical to those of the recently terminated investment advisory agreement except that (i) the Interim Investment Advisory Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Investment Advisory Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) compensation earned by CCM under the Interim Investment Advisory Agreement will be held in an interest-bearing escrow account until the Fund's shareholders approve a new investment advisory agreement. Upon approval by shareholders of a new investment advisory agreement, it is expected that the amounts held in the escrow account, plus interest, will be paid to CCM.

      Shareholders will be receiving in the mail a proxy statement seeking shareholder approval of a new Investment Advisory Agreement (the "New Advisory Agreement"). The New Advisory Agreement, if approved by shareholders, will replace the Interim Investment Advisory Agreement.


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THIS  SUPPLEMENT  SUPERSEDES  AND  REPLACES  PRIOR  SUPPLEMENTS  TO  THE  FUND'S
PROSPECTUS AND/OR STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 1, 2008. YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION WHICH, TOGETHER, PROVIDE THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW ABOUT THE FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. YOU MAY OBTAIN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION WITHOUT CHARGE BY CALLING THE FUND AT (877) 742-8061.